Exhibit 10.42

Allstate Insurance Company

Statement of Work

“2014 Call Advertising Services Project”

This Schedule is effective retroactive to day 1 of January, 2014 by and between Marchex Sales, LLC (f/k/a Marchex Sales, Inc., f/k/a MNDH Inc.) (“Supplier”) and Allstate Insurance Company (“Allstate”), pursuant to the Professional Services Agreement dated January 29, 2010 between Supplier and Allstate (“Agreement”). This Schedule is attached to and subject to the terms and conditions of the Agreement.

I.	Overview

Marchex Call Marketplace is a pay for performance ad network that leverages diverse and emerging media sources, including but not limited to paid search, to place phone numbers in front of potential customers.

Supplier also operates a platform that facilitates local paid search and other mobile and online performance marketing campaigns designed to help local Allstate agents acquire new customers, leveraging mobile and online fulfillment sources.

Upon execution of this Schedule 13, Schedule 9 Amendment 2 between the parties with an effective date of January 24, 2014 will automatically be void (retroactive to January 1, 2014) and of no force or effect.

II.	Scope and Objectives

Supplier will buy and place media and only charge Allstate for Qualified Leads (as defined herein) to support the delivery of Qualified Leads (defined below) to Allstate at the prices reflected herein (“Program Objectives”). Supplier will create the campaigns, optimize the program, filter callers toward the Allstate’s goals, and provide comprehensive reporting and account management. In addition, Supplier will implement quality assurance protocols designed to ensure progress toward Program Objectives in accordance with the terms of this Schedule, which will include but not be limited to ongoing monitoring of creative placements, landing pages, call routing systems, and reporting systems. Appendix D Special Campaign Terms shall apply to all Service provided under this Schedule.

The Paid Search and Click to Call Campaigns scope of work for 2014 shall be outlined in Appendix B.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

III.	Deliverables

Supplier shall provide Allstate with Qualified Leads in furtherance of the Program Objectives. ***. ***.

Supplier, as part of its efforts to deliver Qualified Leads at the pricing defined herein, will create and develop customized landing pages, banners, voice scripts, text ads, etc. (“Advertising Units”) as requested by Allstate. For the avoidance of doubt, any Advertising Units created by Supplier for Allstate shall be considered Advertisements in Section 10 of the Agreement and owned by Allstate.

IV.	Tasks to be Performed in support of the Program Objectives

•	Supplier will create and develop customized advertising units (landing pages, banners, voice scripts, text ads, etc.) for approval by Allstate.

•	Supplier buys media placements for these advertisements, at its own cost, to place in online (mobile search, online directories, ad networks, affiliate networks, etc.) and off-line (411 Directory Assistance, In-call advertising, voice directories, etc.) sources on Allstate’s behalf. All media buys will follow the Allstate Online Terms and Conditions as outlined in Appendix A.

•	Supplier uses its own proprietary Call Analytics platform to requisition unique numbers for placement in these ads, in various media. These unique numbers allow Supplier to gauge the call volume and performance of each advertising channel.

•	Supplier’s platform forwards the consumers’ call from the advertisement to one of several destination lines within Allstate’s call center.

•	Conversion data from these destination lines, or their source codes, are used by Supplier to continually optimize the program toward the most successful advertising channels.

•	All programs include reporting on call volume, call durations, caller id, and call time and date.

•	Neither Supplier nor any subcontractor or affiliate of Supplier shall make outbound phone calls on Allstate’s behalf. Supplier shall also not allow any subcontractors to use warm transfers for phone calls to Allstate.

•	Allstate reserves the right to audit any keyword lists for Allstate campaigns and request that the lists be changed.

•	All Non-Brand keywords shall be mutually agreed upon by the parties. If Allstate determines that it is necessary to appear on specific non-brand keywords, Supplier shall follow Allstate’s direction and add those keywords to the appropriate campaigns.

•	Supplier shall send Allstate call files weekly or as frequently as is practical, as mutually agreed upon, through Allstate’s FTP site in compliance with Allstate’s data security requirements; which shall be communicated to Supplier separately. Supplier shall send the call data beginning on January 1, 2014. Supplier shall send the data in the format and layout requested by Allstate.

V.	Timing of Project

The project will commence as of January 1, 2014 and continue through December 31, 2014 (the “Term”).

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

VI.	Staffing to support the Program Objectives

Supplier staffing will consist of the following types of personnel:

Role	Responsibilities	***

Client Director	Oversees all aspects and performance of the Client and provides strategic direction and insights	***

Search Manager	Manage SEM Program and Team for National and Local Strategies and implementation	***

Client Manager	Provides daily and weekly client management support via reporting, client calls and communication between teams	***

Tier 2 Partner Mgt	Manage current Tier 2 distribution partners which consist of 12+ aggregator publishers and in charge of bringing on new publishers that can provide additional value to Allstate	***

SEM1	Responsible for guiding and implementing paid search strategies (Google and Bing PPC) to generate new business phone calls/quotes regionally and/or nationally.	***

Senior Analyst	Provides campaign performance insights, analysis and testing parameters based on Allstate tracking and implementation in order to help guide efficiencies and opportunities.	***

Web Developer	Provides web development support for Client landing page and advertising assets, as well as assists with Landing Page Optimization strategies and implementation.	***

Graphic Designer	Provides graphic design services for Client landing page and advertising assets, as well as assists with Landing Page Optimization strategies and implementation.	***

Marchex Institute Rep	Provides insights and analysis on caller data performance and customized analysis based on industry trends and campaign level insights for Allstate.	***

Total		***

VII.	Costs

All fees under this Schedule shall ***. If it is decided by Allstate to increase the *** an Amendment to this Schedule must be executed ***.

Supplier and Allstate shall review all pricing *** during the Term to ensure that the pricing is appropriate for both parties going forward.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Pricing per Qualified Lead:

•	Mobile Brand price per Call: ***

•	Mobile Non-Brand price per Call: ***

•	Desktop Brand Search price per Call or Quote: ***

•	Desktop Non-Brand Search price per Call or Quote: ***

•	Tier 2 distribution price per Call: ***

•	Marchex Call Marketplace price per Call: ***

•	Effective January 1, 2014 – January 31, 2014 for Tier 2 distribution price per Quote shall be:

***

•	Effective February 1, 2014 the price per Quote for Tier 2 shall be:

***

For a call to be considered a “Billable Call” it must be longer than the following durations:

•	*** (Linkshare placement only)

•	*** (all other placements)

Supplier does not charge Allstate for repeat Calls within ***.

VIII.	***

***.

IX.	Additional Supplier Responsibilities to support Program Objectives

•	Develop and provide updates for the project work plan approved by the Allstate Project Leader *** via meetings scheduled at mutually agreed upon intervals.

•	After agreement with the Allstate Project Leader, take prompt action to rectify the situation if assigned Supplier resource(s) is not a correct fit.

•	Update Allstate’s Project Leader promptly of issues that may impact Deliverable quality and/or delivery with proposed solution/recommendation and best practices.

•	Obtain Allstate Project Leader approval on work plan changes, including but not limited to changes to timeline, Deliverables, or fees.

•	Use best efforts to ensure that the project leverages the work of, and is coordinated with, other related Allstate initiatives as identified by Allstate.

•	Provide knowledge transfer in support of rollout/implementation strategies.

•	Advise Allstate of any situations where Supplier believes that Allstate employees or contract personnel may be able to effect work or tasks in a more cost-effective manner than Supplier.

•	Participate in such activities as design reviews, problem solving, gap and configuration resolutions. Supplier will provide Allstate with the day-to-day project services of a Subject Matter Professional (SMP). If a situation does arise where Supplier does not have the SMP on its team, Supplier will access the information required in a timely manner.

•	Return all security badges to the Allstate Project Leader at the conclusion of the work.

•	Participate in quality review as requested.

•	Provide best in class approaches, design, processes, testing, etc.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

X.	Assessment Review

Feedback:

•	Supplier will receive documented feedback at mutually agreed upon intervals from the Allstate Project Leader. Feedback will help Supplier shape work and form a more effective team. Feedback will also highlight any areas where Allstate has concerns about the quality of Deliverables.

XI.	***

***.

XII.	Invoicing

•	Supplier will invoice professional fees ***.

•	Supplier will submit all invoices to *** with a copy to ***. Supplier will also submit accruals to *** each month for the planned spend activity in the following month.

•	Allstate payment terms are ***.

•	Calculations. Notwithstanding anything to the contrary herein or contained in any separate writing, Allstate acknowledges and agrees Supplier is solely responsible for tracking and calculating the performance, delivery, and other metrics in connection with the advertising services, including without limitation, all qualifying leads. Allstate further understands and agrees such measurements and data will be the only and definitive measure thereof. Additionally, in an effort to detect, identify, and eliminate low quality traffic (including that generated by automated tools, robots or other deceptive software) from the Supplier Network, Supplier may make use of filtering and call monitoring techniques and review origin and content of calls and other call data.

•	***.

Except as specifically provided herein, all of the terms and conditions of the Agreement shall remain in full force and effect.

Accepted by:

Marchex Sales, LLC	Allstate Insurance Company

Signature: /s/ Brendhan Hight	Signature: /s/ Cheryl Harris
Print Name: Brendhan Hight	Print Name: Cheryl Harris
Title: Director	Title: Sr. Vice President – Procurement
Date: 3/10/2014	Date: 3/10/2014

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix A

Allstate Online Terms and Conditions

All Suppliers are required to provide Allstate team full (100%) site disclosure as part of any purchase agreement (buy). Within said purchase agreement, the following site rules must be followed:

•	No nudity, pornographic sites or pornographic content.

•	No sites or content promoting deviant behavior (i.e. Pedophilia, Racism, hate, criminal/ illegal activity, drugs, under-age drinking, violent gaming, gambling, etc.).

•	All sites or content with religious or partisan (one-sided) political affiliations must be approved on a case-by-case basis.

•	All international sites and/ or non-English language sites must be approved on a case-by-case basis.

•	No sites with illegal sharing or piracy of music, films, TV shows, information or ideas (limewire.com, piolet.com, etc.).

•	All public figure sites will require case-by-case approvals (parishilton.com, imus.msnbc.com, etc.).

•	All sites with user-generated content, blogs, message boards and user profiles will require case-by-case approvals.

•	NOTE: For behavioral-targeting campaigns, Allstate will request a site list of all POTENTIAL sites that could end up on the buy, knowing the exact sites themselves cannot be predicted.

If during the course of a purchase agreement, Allstate ads run on one or more of the above listed types of sites or content:

-	The media spend that ran on said sites/ content will be refunded in full by the Supplier.

-	Allstate will also retain the right to cancel the remainder of the contract with 24 hours’ notice as a result of the error and Allstate will not be financially liable for the remaining portion of said buy.

-	A makegood will be required. Additional terms of the makegood will be determined by Allstate and the Supplier.

-	Allstate may also request a full site list audit be provided as proof of performance of existing schedule.

Allowing Allstate ads to run on the aforementioned categories of sites could result in Allstate terminating the Supplier from all future plan considerations.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix B

Scope for Paid Search and Click to Call Programs to support the Program Objectives

I.	Strategy Planning and SEM Campaign Management:

A.	Plan and act upon a performance-based strategy that covers Paid Search, Local Paid Search, Tier 2 and Marchex Call Marketplace in coordination with Allstate

B.	Conduct quarterly business reviews to review all strategies and campaign performance

i.	Provide competitive paid search data (e.g., keywords, copy) from industry and Supplier proprietary sources for up to *** of Allstate’s competitors quarterly

ii.	Provide Marchex Institute insights on custom studies and analysis in coordination with Allstate

C.	Manage the following paid search campaigns for desktop, mobile and tablet devices:

i.	National Auto (English/Spanish)

D.	Provide enhanced daily, monthly and quarterly performance forecast that outlines cost/savings details and budget allocation recommendations

E.	Communicate daily, weekly and monthly account status and checklists to confirm tasks and deliverables are in process and/or closed out.

F.	Work with Allstate to integrate performance-based strategies, analytics and execution with:

i.	Other paid search campaigns

ii.	Online media

iii.	Organic search

iv.	Offline media

G.	Leverage 2013 performance and learnings and incorporate into the 2014 performance strategy with new business goals established by Supplier and Allstate.

H.	Present customer retention and/or cross-sell strategies and recommendations as applicable

II.	Measurement, Reporting, and Analytics. Supplier will:

A.	Provide a daily review of paid search performance data, if requested

B.	Provide paid search reporting and forecasting based on Allstate’s Key Performance Indicators (“KPIs”) and key learnings. Detailed paid search reporting to be provided as requested by Allstate

i.	Weekly account review

ii.	Weekly reporting on all campaigns

iii.	Reporting monthly for the scorecard

iv.	Ad hoc reporting as needed and mutually agreed upon

C.	Provide customized bid management reporting and insights of Allstate’s bid strategy, to be incorporated in paid search reporting. Supplier shall optimize the bid strategy on an ongoing basis.

D.	Analyze available channel attribution data to determine the performance of Allstate’s paid search campaigns.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

E.	Manage keyword positions and bid strategies based on agreed upon metrics for 2014

F.	Use Allstate and Supplier’s chosen paid search platform for keyword, copy and bid management and to report on keyword and ad copy performance.

G.	Provide performance recaps at the completion of all tests and campaigns where applicable.

H.	Provide guidance and assist Allstate with tagging implementation to integrate data from the applicable paid search platforms with Allstate’s data management platform (“DMP”) vendor(s) (e.g., the DMP vendor [x+1]). Supplier will implement recommendations based on the attributed data obtained through such integration that may allow for greater integration and performance level insights.

I.	Add the appropriate parameters to Allstate’s URLs e.g. Web IDs

J.	Optimize paid search campaigns by using advanced targeting (e.g., geographic specific, match type variations) when applicable.

i.	Analyze performance of regional targeting and make recommendations for budget allocations

K.	Collaborate with Allstate’s Marketing Analysis, Research & Admin team to confirm the configuration of tracking with its web analytics vendor (e.g. Site Catalyst) is up-to-date prior to launch and for ongoing Quality Assurance.

III.	Testing. Supplier will:

A.	Provide Allstate with performance based opportunities as it relates to new publishers and/or Paid Search strategies.

B.	Discuss, test and implement new media placement opportunities within desktop/mobile/tablet that may drive additional performance for Allstate within agreed upon KPI’s. This includes, but is not limited to, paid search and Tier 2 campaigns.

C.	Lead strategy and implementation for ongoing testing of various paid search and Tier 2 tactics, including but not limited to, ad copy, keyword match types, campaign structure, landing page design and consumer experience.

D.	Provide landing page optimization (LPO) consulting, experiments and opportunities on an Allstate approved 3rd party monitoring platform. Supplier will provide Allstate with the following for these experiments:

i.	Hypothesis

ii.	Success metric to target

iii.	Target duration

iv.	Target audience

v.	Expected actionable learnings

E.	With Allstate’s approval, Supplier will manage the design and content changes on existing Allstate “control” pages as new requests come through.

F.	Provide updates to existing pages (i.e., logo, disclaimer, savings amount updates with no new design elements or functionality) as requested and based on LPO strategies

IV.	Operational: Supplier will:

A.	Attend meetings in person at Allstate as requested by Allstate.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

B.	Work with Allstate in selecting appropriate pages of Allstate.com to be tagged as well as in implementing applicable tracking pixels deployed by Allstate.

C.	Update, check, and maintain links to landing pages at least four times per year.

D.	Coordinate with Allstate’s creative department to ensure creative provided by Supplier is consistent with current strategies and messaging with other online, organic and offline media.

E.	Attend weekly conference calls with Tier 1 search engines (i.e., Google, Bing and Yahoo!) and semi-weekly conference calls with Tier 2 search engines as needed.

F.	On-site visits of Tier 2 search engines up to two times per year.

G.	Attend Allstate status meetings for paid search campaign management and landing page testing weekly, that may be by way of conference call or in person when deemed appropriate by Allstate and Supplier.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix D

Special Campaign Terms

I.	Telephone Numbers. The parties acknowledge that Supplier is not a telecommunications or other type of carrier and that any phone numbers used in connection with the Services are provided by a carrier to Supplier as an end user. In the event that Allstate requests that Supplier port any telephone numbers used in connection with the Services provided hereunder, in consideration of the applicable porting fee, Supplier, as the end-user, will require that the carrier port the designated number and will use its commercially reasonable efforts to effect the porting of such number(s) by the relevant carrier as designated by Allstate. Supplier makes no guarantees as to the delivery by the applicable carrier. Porting-out requests may be subject to additional fees in order for Supplier to recover any associated costs with such requests.

II.	Ad Content. The advertising services include the display and publication of advertisements which include content provided or owned by Allstate (“Ad Content”) together with the applicable Supplier numbers on Supplier-designated online or offline media, which may be developed or customized for Allstate (such as proxy web sites and landing pages, among others), or other media including without limitation voice- and mobile-based media owned or operated by Supplier’s distribution partners and affiliates through which Supplier makes the advertising services available (each third party distribution partner or affiliate being referred to herein as “Distribution Partner”) (collectively, “Supplier Network”). The advertisements, including the Ad Content may be placed or delivered on any web site or other media throughout the Supplier Network, and Allstate authorizes and consents to such placements. However, Supplier shall not under any circumstances use any Distribution Partner to place Ad Content whose web site content does not follow the terms and conditions in Appendix A. Supplier cannot guarantee inclusion within the published results of any particular distribution partner or channel.

III.

Optional Recorded Call Services (not to be used by Allstate). Recording of calls under the advertising services (“Recorded Call Services”) is part of an optional product feature. Allstate may elect not to use such product feature in connection with the advertising services provided hereunder. The terms of this subsection shall apply solely in the event that Allstate elects to use such product feature. Allstate understands that, when a person (the “Caller”) calls a Supplier number, such call may be recorded and, therefore, Allstate or its contractors or agents, at the direction of Allstate, shall advise all Callers to Supplier numbers prior to any connection to Allstate or, if applicable, its agents or others that each call is subject to recording and monitoring (the “Recorded Call Notice”). In connection therewith, Allstate shall use all available product functionality or other available means to ensure that the Caller receives the appropriate Recorded Call Notice prior to connection with the Allstate designated telephone number(s); Caller will be automatically advised that each call is subject to recording and monitoring prior to the connection of the telephone call to Allstate through the Supplier number (the “Recorded Call Message”). If Allstate has elected to use the Recorded Call Services, Allstate represents, warrants and agrees that in connection with its use thereof, that Allstate has reviewed the legality of recording, monitoring, storing, and divulging telephone calls, that Allstate is permitted to engage in those activities, and that Allstate shall use the Recorded Call Services in full compliance with all applicable laws and regulations. Allstate represents and warrants that it has reviewed the proposed usage of the Supplier system with its legal counsel, and that Allstate has established proper procedures to protect the privacy of, and otherwise comply with all applicable laws with respect to, Callers and the Call Receivers. In the event the Recorded Call Message requires a revision in order to comply with applicable law, then

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Allstate shall promptly notify Supplier in writing of that fact, proposing the exact language that Allstate requires to comply with the applicable laws. Allstate agrees and acknowledges that Supplier accepts no responsibility for (1) the legality of recording, monitoring, storing and/or divulging telephone calls and (2) the legality of the language used in the Recorded Call Message. Allstate agrees and acknowledges that applicable laws and regulations may require that Allstate provide notice to and/or receive express consent and permission from, in writing or otherwise, all agents (including employees), independent contractors, and/or other persons who receive telephone calls recorded by the Recorded Call Services (the “Call Receivers”). Allstate agrees, acknowledges, represents and warrants that it will provide and/or obtain all notices, consents, and permission relating to Call Receivers, as required by applicable laws and regulations.

IV.	Government Matters. Supplier is not a telephone supplier or carrier. Supplier purchases telecommunications services and uses such services to provide enhanced service products to Allstate. If at any time Supplier’s right to allocate Supplier numbers or otherwise provide the advertising services to Allstate is impaired or regulated by any governmental or quasi-governmental entity, Supplier shall have the right to terminate or suspend this Agreement automatically upon written notice Supplier shall have no liability or obligation to Allstate of any kind arising out of such a termination or suspension in Services, as the case may be.

V.	Supplier Support. Supplier will address any account service requests by Allstate within the stated timeframes in accordance with the following priority levels which will be mutually assigned by Allstate and Supplier on a case by case basis:

High Pending (P1)

Severe performance issues (no calls in 30 days, incorrect targeting, major CTN issues, etc.)

Campaign Set-up Errors (Misspelled business name, wrong address, etc.)

Performance impacting updates (New forwarding number, etc.)

Acknowledge receipt of support request within *** Action taken within ***

High (P2) Campaign changes (services, geo-modifiers, etc.) Performance issues (Call quality, lead volume, etc.)	*** business days

Medium (P3) Cosmetic changes (landing page image, etc.)	*** business days

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.